                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                 ----------------------------------------------




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                 -----------------------------------------------


       Date of Report (date of earliest event reported): February 1, 2003



                           Today's Man, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Pennsylvania                       0-20234                 23-1743137
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)




                                835 Lancer Drive
                          Moorestown, New Jersey 08057
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                         (Address of principal executive
                          offices, including zip code)


        Registrant's telephone number, including area code (856) 235-5656
                                                           --------------


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Item 5.  Other Events.
         ------------

         As previously reported, on March 4, 2003, Today's Man, Inc. (OTCBB:
TMAN.OB) (the "Company") and each of its subsidiaries filed a voluntary petition in the United States Bankruptcy Court for the District of New Jersey seeking to reorganize under Chapter 11 of the U.S. Bankruptcy Code, Case No. 03-16677
(GMB). As a result, the Company is unable to file its Annual Report on Form 10-K for the year ended February 1, 2003 without unreasonable effort and expense. In order to provide information to investors, the Company is filing its internal, unaudited balance sheet as of February 1, 2003 and February 2, 2002 and unaudited income statement for the fiscal years ended February 1, 2003 and February 2, 2002.

         Pursuant to securities Exchange Act Release No. 9660, the Company is also filing a copy of the unaudited balance sheet and income statement as filed with the Bankruptcy Court for the month of March 2003.

         Pursuant to order of the Bankruptcy Court, the assets of the Company are being liquidated. The Company believes that it is unlikely that there will be any distribution to shareholders.

         THIS REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.
..

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.

   Exhibit No.                 Description
   -----------                 -----------

      99.1 Internal, unaudited balance sheet as of February 1, 2003 and February 2, 2002.

      99.2 Internal, unaudited income statement for the fiscal years ended February 1, 2003 and February 2, 2002.

      99.3 Internal, unaudited balance sheet as filed with the Bankruptcy Court for the month of March 2003.

      99.4 Internal, unaudited income statement as filed with the Bankruptcy Court for the month of March 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TODAY'S MAN, INC.



                                      By:
                                           -------------------------------------
                                           Frank E. Johnson, Acting Chief
                                           Executive Officer, Executive Vice
                                           President and Chief Financial Officer



Date:    May 19, 2003